
BRUNDAGE - BONE
SAFETY - PEOPLE - RELIABILITY
BRUNDAGE - BONE
SAFETY - PEOPLE - RELIABILITY

CONCRETE PUMPING HOLDINGS

Investor Presentation

May 2019

Disclaimer

Forward-Looking Statements

This investor presentation ("Investor Presentation") includes "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. The actual results of Concrete Pumping Holdings Inc. (the "Company" or "CPH") may differ from the Company's expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as "expect," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," "may," "will," "could," "should," "believes," "predicts," "potential," "continue," and similar expressions are intended to identify such forward-looking statements. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside the Company's control and are difficult to predict. Factors that may cause such differences include, but are not limited to: the outcome of any legal proceedings that may be instituted against the Company; the ability to recognize the anticipated benefits of the Capital Pumping, LP ("Capital") acquisition, which may be affected by, among other things, competition, the ability of the Company to grow and manage growth profitably and retain its key employees; costs related to the Capital acquisition; changes in applicable laws or regulations; the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors; and other risks and uncertainties described in the Company's filings with the Securities and Exchange Commission. The Company cautions that the foregoing list of factors is not exclusive. The Company cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

Industry and Market Data

In this Investor Presentation, we rely on and refer to information and statistics regarding market participants in the sectors in which the Company competes and other industry data. We obtained this information and statistics from third-party sources, including reports by market research firms, and company filings.

Historical and Projected Financial Information

Annual financial information of the Company is based on its fiscal year end of October 31. Annual financial information of Capital is based on Capital's fiscal year end of December 31. This Investor Presentation contains financial forecasts, which were prepared in good faith by the Company on a basis believed to be reasonable. Such financial forecasts have not been prepared in conformity with generally accepted accounting principles ("GAAP"). Neither the Company's nor Capital's independent auditors have audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Investor Presentation, and accordingly, they have not expressed an opinion nor provided any other form of assurance with respect thereto for the purpose of this Investor Presentation. These projections are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. Certain of the above-mentioned projected information has been provided for purposes of providing comparisons with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Projections are inherently uncertain due to a number of factors outside of the Company's control. Accordingly, there can be no assurance that the prospective results are indicative of future performance of the Company or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this Investor Presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved.

Non-GAAP Financial Measures

This Investor Presentation includes non-GAAP financial measures, including but not limited to Adjusted EBITDA of the Company and Capital. The Company defines Adjusted EBITDA as net income (loss) plus interest expense, income taxes, depreciation and amortization, as further adjusted to eliminate the impact of other non-cash or non-core operating expenses. These measures should not be used as substitutes for their most comparable measures calculated in accordance with GAAP. See the reconciliations of Non-GAAP measures on Slides 37–39. The Company believes that this non-GAAP measure provides useful information to management and investors regarding certain financial and business trends relating to the Company's and Capital's financial condition and results of operations. The Company's and Capital's management uses Adjusted EBITDA to compare performance to that of prior periods for trend analyses and for budgeting and planning purposes. You should not rely on any single financial measure to evaluate Capital's business. Other companies may calculate Adjusted EBITDA differently, and therefore it may not be directly comparable to similarly titled measures of other companies.

A reconciliation of non-GAAP forward looking information to their corresponding GAAP measures for the Company has not been provided due to the lack of predictability regarding the various reconciling items such as provision for income taxes and depreciation and amortization, which are expected to have a material impact on these measures and cannot be reasonably predicted without unreasonable efforts.



BRUNDAGE-BONE CONCRETE PUMPING

CAPITAL Concrete Pumping

Camfaud

ECO-PAN

Concrete Pumping Holdings, Inc.

Business Overview

CPH Business Overview

Company Overview

- Leading concrete pumping provider in both the U.S. (Brundage-Bone) and U.K. (Camfaud)
  - On May 15, 2019 CPH closed the acquisition of Capital, a leading concrete pumping provider in Texas, with $24 million of Adjusted EBITDA in LTM Q1 2019
- Leading concrete waste management service provider in the U.S. (Eco-Pan), with emerging presence in the U.K.
- Comprehensive fleet and highly skilled operators provide mission critical, quality service
- Founded in 1983; Headquartered in Denver, CO
- FY 2018 Adjusted Revenue and EBITDA Pro Forma for Acquisitions: $309[i] million and $112[ii] million

Key Highlights[iii]

Market Leader In Every Region Served	**~130** Branches Across US and U.K	**~800** Highly Trained Operators
1,150+ Operational Equipment Units[iv]	**8,000+** Unique Clients in 2018	**ZERO** Bonding / Surety Requirements No Possession of Concrete

Concrete Pumping

Brundage-Bone Concrete Pumping	Capital	Camfaud
80 locations, 587 equipment units[v]	12 locations, 144 equipment units[vi]	29 locations, 364 equipment units[v]

Boom Pumps



Stationary Pumps



Placing Booms



Telebelts



Concrete Waste Management

ECO-PAN

- Simple, fully-compliant and cost effective solution for handling concrete washout
- 63[v] equipment units (trucks) and ~6,100[v] concrete containers (pans)





Note: Refer to Slides 37 and 39 for reconciliation of Non-GAAP Measures.
(i) Represents CPH's FY 2018 Revenue plus Capital's LTM Q1 2019 Revenue plus identified run-rate transaction Revenue synergies of $6.3 million. See Slide 25 for more detail.
(ii) Represents CPH's FY 2018 Adjusted EBITDA plus Capital's LTM Q1 2019 Adjusted EBITDA plus identified run-rate transaction EBITDA synergies of $4.9 million, expected to be realized within 24 months. See Slide 25 for more detail.
(iii) Metrics are Pro Forma for acquisition of Capital.
(iv) Includes 63 equipment units (Trucks) for Eco-Pan.
(v) As of January 2019.
(vi) As of December 2018.

Key Advantages of Business Model

Simple Bidding Process	■ Services provided on a hourly and yardage poured basis, and include invoicing a travel charge ■ Surcharge for any additional costs (such as fuel) ■ High percentage of repeat customers plus strong referral network
Limited Project Risk	■ Pure service business that doesn't take title of ready-mix concrete ■ No possession of concrete ■ No product liability risk
No Fixed Price Projects	■ No fixed price bid work and no percentage of completion accounting ■ The daily pour, not the total project, is what is billed ■ Variable Cost base provides flexibility across business environments
No Surety Bonding Requirements	■ No letter of credit or bonding exposure
Limited Bad Debt Exposure	■ Negligible bad debt expense historically ■ Typically one of the first trade contractors paid on the job ■ Company invoices customers each day as the work is performed

CPH's business model avoids issues common to typical contractors and construction service providers

CPH Geographic Footprint

	Brundage-Bone Concrete Pumping	Capital Concrete Pumping	Camfaud	Eco-Pan	Corporate HQ
Legend:	(orange circle)	(brown circle)	(yellow circle)	(green circle)	★
# of Locations:	80	12[(i)]	29	14	

U.S. Footprint



U.K. Footprint



Selected CPH Projects

Amazon Block 20 (Seattle, WA)



AT&T Stadium – Dallas Cowboys (Arlington, TX)



Crossrail Liverpool Street Station (UK)



Note: Denver is the HQ for CPH, London is the main corporate office in the U.K. First Eco-Pan location in the U.K. expected to open end of Q2 FY 2019.
(i) Six branches are expected to be merged with Brundage Bone locations post closing.



BRUNDAGE-BONE CONCRETE PUMPING

CAPITAL Concrete Pumping

Camfaud

ECO-PAN

Concrete Pumping Holdings, Inc.

Key Investment Highlights

CPH Investment Highlights

CONCRETE PUMPING HOLDINGS

1. Industry Leader in an Attractive Sector with a Strong Brand Portfolio
2. Large, Growing Market Supported by Compelling Tailwinds
3. Diversified Platform Provides Cycle Resiliency
4. Differentiated Fleet Offering to Service Varied Project Requirements
5. Significant Growth Opportunity from the Disruptive Eco-Pan Waste Management Solution
6. Strong Unit Economics Across Both Concrete Pumping and Eco-Pan
7. Proven M&A Platform with Robust Pipeline
8. Committed, Veteran Management Team

Industry Leader in an Attractive Sector with a Strong Brand Portfolio

U.S. Concrete Pumping Industry

(Percent of Concrete Pumping Spend)


BRUNDAGE-BONE CONCRETE PUMPING
CAPITAL
Combined company has ~13% share
10%
3%
19%
~$1.75bn
Industry size
Next Top 3-20
68%
Others

U.K. Concrete Pumping Industry

(Percent of Concrete Pumping Spend)


Camfaud
34%
~$140m
Industry size
66%
Others

Key Highlights

- Most competitors serve only local areas and lack breadth of equipment (typical fleet of ~5-10 pumps)
- Few regional competitors serving more than two states or markets
- CPH's expansive fleet and national reach support differentiated, high-quality service

Scale Provides Advantages

Purchasing benefits for fuel, OEM capex purchases and parts	**Breadth of services** to service large, more complex jobs
Fleet availability to match customer demand and requirements	**Trained operators** with a leading track record of safety

Note: Analysis is based on FY 2018 Revenue Pro Forma for Acquisitions. Capital position based on LTM Q1 2019 Revenue.

1 Industry Leader in an Attractive Sector with a Strong Brand Portfolio (cont'd)

Clients choose CPH because of its differentiated capabilities that ensure high-quality, reliable service, equipment and operator availability, top-notch safety and environmental compliance

Concrete Placement is Highly Critical

Need for Faster, Safer & Higher Quality Service

Advantages of concrete pumping

~90 mins

Time before ready-mix concrete perishes

~10%

Ready-mix concrete costs (as % of overall project costs)

~1-2%

Concrete pumping costs (as % of overall project costs)

CPH Competitive Advantages

Availability	■ More pumps and skilled operators than competitors
Reliability	■ Track record of quality and on-time completion
Wide Range of Equipment	■ Fleet of boom pumps ranges from 17 to 65 meters ■ Also maintains fleet of stationary pumps, placing booms, telebelts, etc.
Technical Expertise	■ 30+ years of successful operating history ■ Experienced and knowledgeable operators

2 Large, Growing Market Supported by Compelling Tailwinds

Concrete Placement Methods

Method	% of U.S. Market[(i)]
 Tailgating	45%
 Pumping	34%
 Wheel-barrow	9%
 Crane & Bucket	2%

Advantages of Concrete Pumping

- Speed and Efficiency
- Access / Precision of Placement
- Safety
- Consistent Placement
- Comparable All-In Cost

(i) Figures do not sum to 100% as 'other methods' (i.e. pre-cast concrete) account for a further 10% of the market.

2 Large, Growing Market Supported by Compelling Tailwinds (cont'd)

Non-Residential Construction Spending Outlook[(i)]

(% Growth)



3.5
0.6
4.8
2.7
4.8
2.9
4.4
2.4
Commercial
Industrial
Institutional
Total Non-Residential
2019
2020

Momentum in non-residential construction spending expected to continue through 2020.

U.S. Housing Starts[(iii)]

(Thousands)



CAGR: ~2%
1,107
1,177
1,208
1,241
1,250
1,286
1,315
2015A
2016A
2017A
2018A
2019E
2020E
2021E

Stable growth in housing starts supported by a strong labor market, increasing consumer confidence and declining headwinds from higher interest rates.

2019 Non-Residential Construction Forecast by State[(ii)]



Strong >7%
Healthy 3 to 6.9%
Stable 0 to 2.9%
Declining <0%

Texas and other Southern markets are the strongest with mid to high single digit growth rate.

Texas Housing Starts[(iv)]

(Thousands)



CAGR 2017-21P: 9.2%
200
150
100
50
0
124
82
67
70
66
81
90
102
108
110
117
132
140
154
166
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018P
2019P
2020P
2021P

Outsized growth in Texas driven by strong population growth and employment gains.

(i) The American Institute of Architecture (AIA).
(ii) IHS State Construction Forecast.
(iii) NAHB.
(iv) Global Insight.

2 Large, Growing Market Supported by Compelling Tailwinds (cont'd)

1 U.S. Concrete Production[(i)]

(Millions of cubic yards)



396
406
390
404
432
458
457
415
352
259
257
266
290
300
325
336
343
351
359
'00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18



CONSTRUCTION
WORKERS
NEEDED

Concrete production is ~22% below prior peak.
Industry labor constraints extending recovery.

2 Extended Construction Cycle



Early
Mid
Late
Previous Position in Cycle
New Position in Cycle

Tax reform, regulatory relief, accommodative fed policy and increased infrastructure spending extending the cycle.

3 Concrete Pumping Gaining Share

(% of total U.S. concrete placement that is pumped)



~20%
~34%
2000
2018

Pumping is taking share due to compelling customer value proposition.

4 U.S. Pumped Concrete Demand



CAGR: ~7%
~$1.75 billion
~$2.30 billion
2017
2021

Pumping market expected to see strong pricing and volume growth.

(i) NRMCA (National Ready Mixed Concrete Association).

3 Diversified Platform Provides Cycle Resiliency

Diversity Provides Resiliency

Geographic Diversity(i)...


US
UK
17%
83%

... Even within the US(ii)


South
West
Central
Southeast
Mountain
13%
37%
14%
17%
19%

End Market(ii)


Commercial
Residential
Infrastructure
14%
55%
31%

Service Line(i)


Concrete Pumping
Environmental Services
10%
90%

(i) Analysis is based on CPH's FY 2018 Revenue Pro Forma for Acquisitions plus Capital's FY 2018 Revenue.
(ii) Analysis is based on CPH's U.S. Concrete Pumping segment FY 2018 Revenue (excluding the pre-acquisition results of O'Brien, which was acquired in April 2018) and Capital's FY 2018 Revenue.

4 Differentiated Fleet Offering to Service Varied Project Requirements

CPH's Disciplined Approach to Fleet Management

- Acquire new equipment to replace equipment near the end of its useful life
- Employ qualified mechanics to ensure fleet is well maintained
- Leverage scale and mobility of fleet to maximize utilization
- Reduce growth capex by utilizing equipment procured from acquisitions
- CPH owns entire fleet; no equipment leasing

Pro Forma CPH Fleet Overview

(Pump lengths in meters; average age and useful life in years)

Equipment Type	Fleet Count	Average Age	Expected Useful Life
Up to 33m	249	8.8	20
34m to 43m	309	9.1	20
44m to 51m	108	7.0	18
52m+	92	4.8	12
Total Booms	**758**	**8.2**	**19**
Stationary / Other	**264**	**7.2**	**20**
Placing Booms	**57**	**9.1**	**25**
Telebelts	**16**	**9.3**	**15**
Grand Total	**1,095**	**8.0**	**19+**
Eco-Pans	**63**	**7.2**	**20**

Note: Fleet profile as of January 31, 2019, Pro Forma for acquisition of Capital.

5 Significant Growth Opportunity from the Disruptive Eco-Pan Waste Management Solution

Concrete Waste Management Overview

- Stringent regulation on washout of concrete pump trucks and related equipment
- Ensuring job sites are environmentally compliant is a major challenge and distraction for contractors
- Eco-Pan provides a simple, fully-compliant and cost-effective solution
- High profitability and strong historical growth
- 63[i] equipment units (Trucks) and ~6,100[i] concrete containers (Pans)

Options for Concrete Washwater Containment

Ineffective Legacy Alternatives





No solution





Immovable washout pits

Disruptive Solution: Eco-Pan







Turn-key, route-based service.
Collect & retain all washwater in leakproof containers

(i) As of January 2019.

5 Significant Growth Opportunity from the Disruptive Eco-Pan Waste Management Solution (cont'd)

Eco-Pan U.S. Market Opportunity


$850m+
Large Market for Continued Penetration
ECO-PAN
$28 million
FY18 Eco-Pan Revenue (Current Penetration of ~3%)
Total US Market Opportunity

Washout Method Alternatives


Washout Pits
Roll-Off
Washout Pans / Management Services
No Solution

Key Factors for Increased Penetration of Eco-Pan

A. ***Violation avoidance*** – provides a simple, leak-proof solution, compliant with EPA and state regulations

B. ***Environmental protection*** – high-quality pans that are far less likely to leak or spill than washout pits

C. ***Convenience / reduced labor*** – convenient turn-key solution for contractors, allowing focus on core activities

How We Execute

A. ***Route density*** – *supports profitable operations*

B. ***Capitalized to invest in high-quality pans and service*** – *designed by industry operators*

C. ***Cross-sell to our large, complementary concrete pumping customers*** – *Eco-Pan currently operates only in 13 of Brundage-Bone's core geographies*

6 Strong Unit Economics Across Both Concrete Pumping and Eco-Pan

Concrete Pumping Unit Economics

~25%
Unlevered ROI

~4-5 Years[i]
Payback Period

vs.

~20 Years
Useful Life of Assets

Eco-Pan Unit Economics

~54%
Unlevered ROI

~1.9 Years
Payback Period[ii]

vs.

~20 Years
Useful Life of Assets

Note: Unit economics and return profile reflect historical and/or target results and may not be indicative of future returns.
(i) Payback periods vary between the U.S. and the U.K. and by asset type. Concrete pumping payback periods are net of trade-in or sale value for units sold at the end of their useful lives (typical salvage value of approximately 20%).
(ii) Investment required for new route: one truck - $280,000; 85 Eco-Pans at ~$950 each = $81,000.

7 Proven M&A Platform with Robust Pipeline

M&A Playbook

- **Acquirer of Choice:** Completed 45+ acquisitions since 1983 (avg. pre-synergy Adjusted EBITDA multiples <4.5x)
- **Benefits of Scale:** Track record of increasing Adjusted EBITDA margins of target within first few years through utilization increases, price optimization and cost synergies
- **Clear Acquisition Criteria:** Strong management, good employee and customer relationships, well maintained fleet and meaningful potential for synergies
- **Attractive Tax Benefits Available:** Transactions typically structured for 100% cost expensing for tax purposes
- **Strong Acquisition Pipeline:** ~$100 million of additional Adjusted EBITDA identified

Acquisitions since 2015

Company Name	Locations	Purchase Price (millions)	Est. Acquisition Adjusted EBITDA Multiple(i)
Solid Rock	TX	$1.1	2.6x
Dyna Pump	TX	$0.3	1.6x
Action	SC, TN, AL	$5.6	7.3x
AJ / Kenyon	SC	$1.7	2.1x
Oxford	U.K.	£45.5	4.4x
Reilly	U.K.	£10.2	4.0x
O'Brien	CO	$21.0	4.0x
Atlas	ID	$3.8	NA
Capital	TX	$129.2	5.3x

Note: Figures above are indicative of historical acquisition results. There can be no assurances that future acquisitions will occur or perform in line with historical achievements.
(i) Estimated acquisition Adjusted EBITDA multiples are before synergies.

8 Committed, Veteran Management Team

Current CPH Management & Employees Collectively Own 10%[(i)] of the Company



Bruce Young
Chief Executive Officer

- CEO of CPH: 2008 – Present
- CEO of Eco-Pan: 1999 – Present
- Manager of Brundage-Bone concrete pumping operations: 2001 – 2008
- 39 years of industry experience



Iain Humphries
Chief Financial Officer

- CFO of CPH: 2016 – Present
- CFO of Wood Group PSN Americas (LSE:WG): 2013 – 2016
- 20 years of international financial and managerial experience
- Chartered Accountant of the Institute of Chartered Accountants of Scotland



Tony Faud
Managing Director, U.K.

- Managing Director of CPH UK operations
- Managing Director of Camfaud since 2002
- 30+ years of industry experience

(i) Assumes conversion and full dilution of the Zero-Dividend Convertible Perpetual Preferred Stock PIPE and all outstanding "in-the-money" options that were issued on the Nasdaq Listing date (December 6th, 2018) to certain members of CPH Management and Former CPH Employee Shareholders, based on Treasury Stock method and $5.45 stock price as of May 14, 2019. Ownership percentage does not include the impact of the 2018 Management Incentive Plan.



BRUNDAGE-BONE CONCRETE PUMPING

CAPITAL Concrete Pumping

Camfaud

ECO-PAN

Concrete Pumping Holdings, Inc.

Acquisition of Capital Pumping

Transaction Highlights

CPH acquired Capital Pumping ("Capital"), a leading U.S. concrete pumping provider, with LTM Q1 2019 revenue of $51 million and Capital Adjusted EBITDA of $24 million[i]

Strategic Overview

- Transformational transaction consistent with CPH's acquisition strategy
  - Increases efficiencies of scale in Texas, which is highly fragmented
  - Strategically expands CPH's presence in high-growth Texas region
  - Adds highly complementary and youngest fleet of scale in the industry
  - Compelling EBITDA, tax, capex and real estate synergies
- Leverages CPH's core competency in M&A integration
- Capital shares CPH's core values of safety, people and reliability

Financial Overview

- $129.2 million cash purchase price, funded with net proceeds of $78.2 million from the recent equity follow-on offering and $60 million of incremental term loan issuance[ii]. Represents purchase multiple of 5.3x LTM Q1 2019 Capital Adjusted EBITDA[i], 3.5x including the benefit of EBITDA, tax, capex and real estate synergies
  - ~$4.9 million of identified annual EBITDA synergies[iii]
  - ~$18.6 million NPV of identified tax benefits
  - ~$9.0 million NPV of identified capex synergies[iii]
  - ~$1.2 million NPV of identified real estate synergies[iii]
- Expected pro forma net leverage of ≤4.0x[ii] by year end FY 2019 with a strong path to further deleveraging
- Acquisition closed on May 15, 2019

(i) Capital Adjusted EBITDA is a non-GAAP financial measure. Refer to Slides 37 and 39 for a reconciliation of Adjusted EBITDA to net income.
(ii) For further details on CPH's existing Term Loan, please refer to Slide 36.
(iii) Majority of total cash flow synergies expected to be realized within 24 months.

Overview of Capital Pumping

CAPITAL Concrete Pumping

Capital Pumping Overview

- Capital is a leading provider of concrete pumping services to the Texas commercial and residential construction sectors
- Product offering includes boom pumps, trailer pumps and placing booms
- Capital operates, what we believe, is the youngest fleet of scale in the industry with a weighted average asset life of 2.9 years(ii)
- Family-owned since 1971

A Leading Texas Operator



Attractive Financial Profile


($ in millions)
$44.5
$45.7
$49.5
$51.3
49.0%
45.3%
46.0%
47.1%
2016
2017
2018
LTM Q1 2019
Revenue
Capital Adjusted EBITDA Margin (i)

Young, Diversified Fleet


Boom Length (m)
Up to 33m
42
34m to 43m
59
44m to 51m
17
52m+
16
Others
10

Austin Headquarters

12 Branches across Texas

$24.2 million LTM Q1 2019 Capital Adjusted EBITDA(i)

~15% revenue growth Q-o-Q Strong Q1 2019 revenue momentum

2.9 Year Average Age(ii)

~$40 million Fair market value of Assets

Note: Capital's fiscal year ends December 31st.
(i) Capital Adjusted EBITDA is a non-GAAP financial measure. Refer to Slides 37 and 39 for a reconciliation of Adjusted EBITDA to net income.
(ii) Based on Capital's boom pump fleet register as of December 2018.

Overview of Transaction Synergies

($ in millions)

Identified Run-Rate EBITDA Synergies


$4.9
$0.6
$1.3
$2.9
Identified Annual EBITDA Synergies

Fleet Procurement Savings
- Fuel
- Parts

Corporate Overhead Savings
- HQ consolidation
- Branch mergers
- Insurance
- Other SG&A

Operational Efficiencies
- Fleet redeployment
- Joint sales & marketing coordination
- Eco-Pan expansion

Run-rate annualized EBITDA synergies expected to be achieved within 24 months

Identified Free Cash Flow Benefits (NPV)


$28.8
$1.2
$9.0
$18.6
Identified Free Cash Flow Benefits

Real Estate Benefits
- Sale of excess owned properties

Capex Benefits
- Fleet redeployment benefits
- Scale procurement benefits

Tax Benefits
- 100% cost expensing for tax purposes

Majority of identified free cash flow benefits expected within 24 months

Note: Figures may not sum due to rounding.

Attractive Combined Financial Profile

($ in millions)

	Concrete Pumping Holdings FY 2018	Capital Concrete Pumping LTM Q1 2019	Concrete Pumping Holdings + Capital Concrete Pumping
Adjusted Revenue	$251[i]	$51	**$309[ii]**
Adjusted EBITDA	83[iii]	24[iii]	**112[iv]**
Adjusted EBITDA Margin (%)	33%	47%	**36%**
Capex	28	8	**27[v]**
Adjusted EBITDA Less Capex	55	16	**85**
Adjusted EBITDA Less Capex (as a % of Revenue)	22%	31%	**28%**

Note: Combined financials do not represent a CPH forecast but rather represent a pro forma illustration of the combined company's potential financial performance. CPH and Capital have fiscal year ends of October 31 and December 31, respectively.

(i) Pro Forma for acquisitions and constant currency adjustments. Adjusted Revenue for CPH is a non-GAAP financial measure that is calculated by adding the following items to CPH's FY 2018 GAAP revenue of $243.2 million: (i) $7.0 million of pre-acquisition revenue from the acquisition of O'Brien in April 2018; and (ii) $1.1 million of constant currency adjustment based on a GBP to USD exchange ratio of 1.370.
(ii) Represents CPH's FY 2018 Revenue plus Capital's LTM Q1 2019 Revenue plus identified run-rate transaction Revenue synergies of $6.3 million.
(iii) Adjusted EBITDA is a non-GAAP financial measure. Refer to Slides 37 and 39 for a reconciliation of Adjusted EBITDA to net income.
(iv) Represents CPH's FY 2018 Adjusted EBITDA plus Capital's LTM Q1 2019 Adjusted EBITDA plus identified run-rate transaction EBITDA synergies of $4.9 million, expected to be realized within 24 months.
(v) Represents CPH's FY 2018 Capex plus Capital's LTM Q1 2019 Capex less NPV of identified transaction Capex synergies of $9.0 million.



Concrete Pumping Holdings, Inc.

Financial Overview

Recent Developments

Financial

- Strong momentum for CPH and Capital with respect to financial performance
  - On March 18, 2019, CPH reported Q1 FY 2019 earnings results; Revenue and Adjusted EBITDA increased ~11% and ~5%, respectively (See Slide 30 for more detail)
  - Strong momentum for Capital in Q1 FY 2019 with Revenue and Adjusted EBITDA increasing ~15% and ~25%, respectively

Warrant Exchange

- On April 29, 2019, CPH completed an exchange of its outstanding public and private warrants for shares of its common stock
  - 9,982,123 public warrants representing ~43.4% of the total public warrants and 11,100,000 private placement warrants representing 100% of the total private placement warrants were tendered. CPH issued a total of 3,808,388 new shares (comprised of 2,101,213 shares in exchange for the public warrants and 1,707,175 shares in exchange for private warrants)

Mergers and Acquisitions

- On May 15, 2019, CPH closed the acquisition of Capital
  - $129.2 million cash purchase price, funded with net proceeds of $78.2 million from the recent equity follow-on offering (including exercise of underwriters' over-allotment option) and $60 million of incremental term loan issuance(i)
  - Transformational acquisition in high growth market and with compelling synergies
- On April 15, 2019, CPH closed the acquisition of Atlas, an Idaho-based concrete pumping provider for a consideration of $3.8 million
  - Acquisition is consistent with CPH's accretive M&A growth strategy

(i) For further details on CPH's existing Term Loan, please refer to Slide 36.

Strong Financial Performance Supported by Diversification

Proven organic and acquisition growth with substantial runway on both fronts

Key Commentary

- Total annual revenue growth of ~18% since 2012
- US pumping has grown by ~10% annually since 2012
- Growth bolstered through acquisitions, which have provided increased scale and diversification
- Eco-Pan was merged in August 2014 and has expanded significantly
- Camfaud acquired in November 2016, providing expansion into the UK
- Strongly positioned as industry leader and best platform for consolidation

Revenue History

($ in millions; historical revenue as reported)



U.S. Pumping
U.K. Pumping
Eco-Pan
Capital(i)
2012-2018 CAGR: 18%
$91.8
$110.3
$135.1
$13.0
$122.1
$147.4
$15.4
$132.0
$172.4
$18.9
$153.5
$211.2
$23.6
$36.4
$151.2
$243.2
$28.5
$50.4
$164.3
$294.5
$51.3
$28.5
$50.4
$164.3
2012
2013
2014
2015
2016
2017
2018
PF 2018

Diversification History

($ in millions; historical revenue as reported)



2012
$91.8 Million
100%
2015
$147.4 Million
10%
90%
PF 2018
$294.5 Million
17%
10%
17%
56%

Note: Camfaud, South Coast, and Premier were acquired in November 2016; Reilly was acquired in July 2017. O'Brien was acquired in April 2018.
(i) Represents Capital's LTM Q1 2019 Revenue per reviewed statements.

Attractive Financial Profile

($ in millions)

Adjusted Revenue Pro Forma for Acquisitions(i)

2015 – 2018 CAGR: 8%


$309(ii)
$58
$251
$199
$236
$237
$251
FY2015
FY2016
FY2017
FY2018
PF FY2018

Adjusted EBITDA Pro Forma for Acquisitions(i)

2015 – 2018 CAGR: 8%

2015 – 2018 Avg. Margin: 34%


EBITDA Margin (%)
$112(iii)
$29
$83
$67
$82
$78
$83
33%
35%
33%
33%
36%
FY2015
FY2016
FY2017
FY2018
PF FY2018

Capex Pro Forma for Acquisitions(i)

2015 – 2018 Average as % of Revenue: 12%


% of Revenue
$30
$31
$23
$28
$27(iv)
15%
13%
10%
11%
9%
FY2015
FY2016
FY2017
FY2018
PF FY2018

Adjusted EBITDA less Capex Pro Forma for Acquisitions(i)

2015 – 2018 Avg. Margin: 21%


EBITDA – Capex Margin (%)
$85
$30
$55
$37
$51
$55
$55
18%
22%
23%
22%
28%
FY2015
FY2016
FY2017
FY2018
PF FY2018

Capital Transaction Impact

Note: CPH has an October 31st fiscal year end. Financials are not PF for recent acquisition of Atlas. Figures may not sum due to rounding.

(i) Financials are Pro Forma adjusted to account for acquisitions made during these historical periods, excluding impact of Atlas acquisition in April 2019. Refer to Slides 37 and 39 for reconciliation of Non-GAAP Measures.

(ii) Represents CPH's FY 2018 Revenue plus Capital's LTM Q1 2019 Revenue plus identified run-rate transaction Revenue synergies of $6.3 million. See Slide 25 for more detail.

(iii) Represents CPH's FY 2018 Adjusted EBITDA plus Capital's LTM Q1 2019 Adjusted EBITDA plus identified run-rate transaction EBITDA synergies of $4.9 million, expected to be realized within 24 months. See Slide 25 for more detail.

(iv) Represents CPH's FY 2018 Capex plus Capital's LTM Q1 2019 Capex less NPV of identified transaction Capex synergies of $9.0 million. See Slide 25 for more detail.

Strong Q1 2019 Financial Performance

Strong Growth in Revenue and Adjusted EBITDA(i)...

Revenue
($ in millions)



11% Growth
$53
$58
Q1 2018
Q1 2019

Adjusted EBITDA(i)
($ in millions)



5% Growth
$16
$17
Margin: 31%
Margin: 29%
Q1 2018
Q1 2019

... Despite Some of the Wettest Weather Conditions

Q1 2019(ii) Precipitation by State (Deviation from Average)



WA
OR
CA
NV
ID
MT
WY
UT
AZ
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MS
MI
IN
KY
TN
AL
OH
GA
FL
SC
NC
WV
VA
PA
MD
NJ
NY
NH
MA
ME
Average
Significantly Above Average

Concrete Pumping Commentary (Excluding Capital)

- Improved utilization across both U.S. and U.K. concrete pumping
- Growth in U.S. partially offset by adverse weather conditions in the West Coast region. The majority of the impacted projects are expected to resume throughout the year
- Growth in U.K. partially offset by unfavorable currency movements

Eco-Pan Commentary

- Relatively flat revenue driven by unfavorable weather conditions in the West Coast divisions
- Significant opportunity for growth from continued roll-out of Eco-Pan across Brundage-Bone footprint
- First Eco-Pan location in U.K. expected to open end of Q2 FY 2019

Commentary

- Adverse weather was the prevalent theme for Q1 across markets in which CPH operates
- Despite weather-related headwinds, CPH and Capital had strong financial momentum during the quarter, indicating the resiliency of the business model
  - Well-positioned to capitalize on pent-up demand as construction season starts to ramp-up and weather conditions begin to improve

Source: Wall Street Research, National Weather Service, NOAA.
Note: CPH has an October 31st fiscal year end.
(i) Refer to Slide 38 for a reconciliation of CPH Adjusted EBITDA to net income.
(ii) Represents the period from January 2019 to March 2019.

Attractive Financial Profile & Valuation Versus Peers

EV / FY 2018 Adjusted EBITDA

Discount vs. Specialty Rental Peers (%): ~(38%)
Discount vs. Specialty Waste Peers (%): ~(49%)



6.6x
10.6x
12.9x
CONCRETE PUMPING HOLDINGS (i)
Average of Specialty Rental Peers (iii)
Average of Specialty Waste Peers (iv)

EV / (FY 2018 Adjusted EBITDA – Capex)

Discount vs. Specialty Rental Peers (%): ~(50%)
Discount vs. Specialty Waste Peers (%): ~(56%)



8.7x
17.4x
19.6x
CONCRETE PUMPING HOLDINGS (ii)
Average of Specialty Rental Peers (iii)
Average of Specialty Waste Peers (iv)

2018 Adjusted EBITDA Margin

Premium vs. Specialty Rental Peers (bps): ~600 bps
Premium vs. Specialty Waste Peers (bps): ~1,400 bps



~36%
~30%
~22%
CONCRETE PUMPING HOLDINGS (v)
Average of Specialty Rental Peers (iii)
Average of Specialty Waste Peers (iv)

Note: CPH's equity value calculated as 57.1 million shares (represented by "Outstanding Shares Pro Forma for Capital Transaction" of 58.3 million plus "Shares Underlying Convertible Securities" of 4.1 million less Performance Based shares under the Management Incentive Plan of 5.3 million) multiplied by current share price of $5.45 price per share (see Slide 34 for a reconciliation of the share count). CPH's enterprise value calculated as equity value plus net debt of $430 million, which represents CPH's net debt balance as of January 31, 2019 plus the incremental $60 million Term Loan committed to fund the Capital transaction. Public market data as of May 14, 2019. Comparable company figures are adjusted for fiscal year ending in October.

(i) Calculated as CPH's enterprise value divided by the combined company's Adjusted EBITDA (including identified run-rate transaction EBITDA synergies of $4.9 million). See Slide 25 for more detail.

(ii) Calculated as CPH's enterprise value divided by the combined company's Adjusted EBITDA (including identified run-rate transaction EBITDA synergies of $4.9 million) less the combined company's Capex (including NPV of identified transaction Capex synergies of $9.0 million). See Slide 25 for more detail.

(iii) Specialty Rental peers include Mobile Mini, WillScot, AMERCO, Civeo, and McGrath.

(iv) Specialty Waste peers include Ecolab, U.S. Ecology, Waste Management, Covanta, Clean Harbors and Stericycle.

(v) Calculated as combined company's Adjusted EBITDA (including identified run-rate transaction EBITDA synergies of $4.9 million) divided by the combined company's Revenue (including identified run-rate transaction revenue synergies of $6.3 million). See Slide 25 for more detail.



BRUNDAGE-BONE CONCRETE PUMPING

CAPITAL Concrete Pumping

Camfaud

ECO-PAN

Concrete Pumping Holdings, Inc.

Appendices

Highly Variable Cost Structure

Variable Cost Base Provides Flexibility Across Business Environments

	FY 2018	Approximate Variable Component
Cost of Sales:		
Personnel	$70.9	85%
Fuel	12.9	95%
Parts, repairs & maintenance	23.6	95%
Insurance	8.3	70%
Other	4.2	80%
Total Cost of Sales	**$119.8**	**87%(i)**
% of Revenue	*49.3%*	
SG&A Expenses:		
Personnel	$27.9	20%
Facilities	4.7	10%
Auto	3.1	20%
Travel & entertainment	2.6	50%
Communication	1.6	20%
Professional fees	1.9	50%
Other	8.4	50%
Total SG&A Expenses	**$50.2**	**27%(i)**
% of Revenue	*20.6%*	

~70%(i) Variable Cost Base

Note: Analysis is not Pro Forma for O'Brien and excludes the impact of the Capital acquisition. Cost breakdown excludes depreciation expense. CPH has an October 31st fiscal year end.
(i) Based on weighted average.

Shares and Other Equivalents Outstanding

	Common Stock	Other Shares and Equivalents Outstanding	Total Potential Outstanding Stock[vi]
	Outstanding Shares[i]	Shares Underlying Convertible Securities or Subject to Vesting	Fully Diluted
Shares By Type			
Public Shares	20,110,239	-	20,110,239
Nuveen	-	2,450,980[iv]	2,450,980
Freely Tradeable Public Shares	**20,110,239**	**2,450,980**	**22,561,219**
CPH Management & Employees (Current and Former)	4,715,072	744,885[v]	5,459,957
Argand Partners	15,477,138	-	15,477,138
Peninsula Pacific[ii]	12,005,275	-	12,005,275
Non-Executive Directors[iii]	190,037	-	190,037
Shares Subject to Lock-Up	**32,387,522**	**744,885**	**33,132,407**
Outstanding Shares, Actual and Fully Diluted (Excluding Management Incentive Plan)	**52,497,761**	**3,195,865**	**55,693,626**
Shares Underlying Management Incentive Plan			
Time Based[vii]	1,156,644	164,750	1,321,394
Performance Based ($13.00 Share Price Threshold)[vii]	1,543,055	238,814	1,781,869
Performance Based ($16.00 Share Price Threshold)[vii]	1,543,055	238,814	1,781,869
Performance Based ($19.00 Share Price Threshold)[vii]	1,543,055	238,814	1,781,869
Fully Diluted Total Outstanding Shares	**58,283,569**	**4,077,058**	**62,360,627**
Cumulative Fully Diluted Total Outstanding Shares[viii]	**58,283,569**	**62,360,627**	**62,360,627**

(i) Includes the impact of the Capital transaction.

(ii) Peninsula will be locked up until August 8, 2019.

(iii) In connection with the follow-on offering, all CPH directors are subject to lockup agreements until August 8, 2019.

(iv) Nuveen may elect to convert its Preferred Stock into 2,450,980 shares of Common Stock (subject to anti-dilution protection) at any time after June 4, 2019.

(v) CPH Management & Employees (Current and Former) hold i) 886,382 "in the money" options with a strike price of $0.87 (which results in a further 744,885 shares of Restricted Common Stock assuming a conversion stock price of $5.45/share based on the Treasury Stock Method), and ii) 324,073 options with a strike price of $6.09 (which results in 0 shares of Restricted Common Stock assuming a conversion stock price of $5.45/share based on the Treasury Stock Method). $5.45 is the current share price as of May 14, 2019.

(vi) Excludes 13 million of outstanding public warrants. Each warrant is currently exercisable for one share of Common Stock at an exercise price of $11.50/share. The Company may redeem the outstanding warrants at a price of $0.01 per warrant if the last sale price of the Common Stock equals or exceeds $18.00/share for 20 out of 30 trading days.

(vii) CPH's 2018 Omnibus Incentive Plan ("Management Incentive Plan") consists of time and performance based components. Time vesting securities will vest in five equal installments on each of December 6, 2019, December 6, 2020, December 6, 2021, December 6, 2022 and December 6, 2023. Performance based securities will vest in three equal installments if the Company's stock price closes at or above $13.00, $16.00 and $19.00 per share, respectively, for 30 consecutive business days. Upon the achievement of a Stock Price Target, the related tranche of securities will vest in equal increments over the first, second and third anniversaries of the date on which such Stock Price Target was achieved. If a Stock Price Target is not achieved on or before December 6, 2023, then the related tranche of securities will be forfeited. If a Stock Price Target is achieved but the related tranche of securities is not fully vested by December 6, 2023, such shares may, under certain circumstances, continue to vest after that date.

(viii) Cumulative Fully Diluted Total Outstanding Shares in the "Other Shares and Equivalents Outstanding" columns represent the cumulative amount of outstanding shares of Common Stock if each of the potential events in items iv, v and vii above were to occur in the order presented.

Management Incentive Plan Overview

Overview

- Management incentives aligned with shareholder interest and long-term success of the Company
- Management incentive plan consists of 6.7 million total share equivalents[i]
  - ~80% of the plan is performance-based and will become available for vesting in three equal installments if CPH's stock price closes at or above $13.00, $16.00, and $19.00 per share, respectively, for 30 consecutive business days
  - ~20% of the plan is time-based and will vest annually in equal installments over the next five years



Threshold Price
$13.00
$16.00
$19.00
Current Share Price: $5.45[ii]
NA
$13.00 / share (~27%)
$16.00 / share (~27%)
$19.00 / share (~27%)
5-yr Time Vested (~20%)
Performance Based Shares
Time Based Shares
# of Share Equivalents (million)
1.8 million
1.8 million
1.8 million
1.3 million

(i) 0.9 million are in the form of options.
(ii) As of May 14, 2019.

CPH Credit Facilities Summary

Credit Facilities	- $417 million Term Loan Facility[(i)] - $60 million ABL Revolver[(ii)]
Interest Rate	- Term Loan Facility: Libor + 600bps - ABL Revolver: Libor + 175-225bps based on leverage levels
Tenor	- Term Loan Facility: 7 Years (December 6th, 2025) - ABL Revolver: 5 Years (December 6th, 2023)
Term Loan Amortization	- 1.25% per quarter, bullet at maturity
Term Loan Call Protection	- 101 Soft Call for 12 Months (December 6th, 2019)
Incremental	- Term Loan Facility: Unlimited at 3.5x net first lien leverage - ABL Revolver: Up to $30 million
Financial Covenants	- Term Loan Facility: None - ABL Revolver: Springing 1:1 Fixed Charge Coverage Ratio if at any time total Excess Availability is less than the greater of (i) 10% of the Line Cap, (ii) $5 million, and (iii) 12.5% of the U.K. Borrowing Base

(i) Pro forma for the Capital transaction, including term loan upsizing totaling $60 million from lenders .
(ii) The ABL and cash balances were approximately $17.3 million and $4.8 million as of January 31, 2019, respectively.

Reconciliation of CPH Net Income to Adjusted EBITDA

($000s)	FY2015	FY2016	FY2017	FY2018
	Years Ended October 31,			
Revenue Pro Forma for Acquisitions				
Revenue, reported	$ 147,361	$ 172,426	$ 211,211	$ 243,223
U.K. Concrete Pumping - Camfaud revenue (pre-acquisition)	45,685	50,530	8,357	-
O'Brien revenue (pre-acquisition)	11,182	13,563	13,796	6,990
Revenue Pro Forma for Acquisitions	204,228	236,519	233,364	250,213
Constant currency adjustment (i)	(5,000)	(814)	3,277	1,110
Adjusted Revenue Pro Forma for Acquisitions	$ 199,228	$ 235,705	$ 236,641	$ 251,323
Net income, reported	$ 3,509	$ 6,234	$ 913	$ 28,382
U.K. Concrete Pumping - Camfaud net income (pre-acquisition)	10,057	11,341	404	-
O'Brien net income (pre-acquisition)	3,702	4,799	4,909	267
Net Income Pro Forma for Acquisitions	17,268	22,374	6,226	28,649
Interest expense, reported	$ 20,492	$ 19,516	$ 22,748	$ 21,425
U.K. Concrete Pumping - Camfaud interest expense (pre-acquisition)	575	565	588	-
O'Brien interest expense (pre-acquisition)	38	-	-	-
Interest Expense Pro Forma for Acquisitions	21,105	20,081	23,336	21,425
Income tax expense / (benefit), reported	$ 2,020	$ 4,454	$ 3,757	$ (9,784)
U.K. Concrete Pumping - Camfaud income tax expense (pre-acquisition)	-	141	87	-
O'Brien income tax expense (pre-acquisition)	-	-	-	-
Income Tax Expense Pro Forma for Acquisitions	2,020	4,595	3,844	(9,784)
Depreciation and amortization, reported	$ 20,603	$ 22,310	$ 27,154	$ 25,623
U.K. Concrete Pumping - Camfaud depreciation and amortization (pre-acquisition)	3,607	3,984	1,025	-
O'Brien depreciation and amortization (pre-acquisition)	-	-	93	43
Depreciation and Amortization Pro Forma for Acquisitions	24,210	26,294	28,272	25,666
EBITDA Pro Forma for Acquisitions	64,604	73,344	61,678	65,956
EBITDA adjustments:				
Debt refinancing costs	$ 964	$ 691	$ 5,401	$ -
Acquisition costs	290	3,644	4,343	7,590
One-time employee costs (ii)	-	29	997	-
Other adjustments (iii)	2,461	4,761	4,964	9,190
Constant currency adjustment (i)	(1,626)	(247)	1,031	652
Adjusted EBITDA Pro Forma for Acquisitions	$ 66,692	$ 82,222	$ 78,414	$ 83,388
Capex Pro Forma for Acquisitions				
Maintenance Capex	12,438	19,311	12,747	20,644
Growth Capex	17,283	11,323	10,484	7,325
Pro Forma Total Capex	29,721	30,634	23,231	27,969

Note: CPH's U.K. segment (Camfaud) was acquired in November 2016 and is consolidated in the fiscal year 2018 and 2017 financial statements. Financial results of Camfaud are captured separately prior to this date and are labeled as "pre-acquisition," and are consolidated within CPH's "reported" financials for periods after November 2016. O'Brien was acquired in April 2018 and its financial results are included as "pre-acquisition" financials for 2018, 2017, 2016 and 2015.

(i) Constant currency based on a GBP to USD exchange rate of 1.370.

(ii) One-time employee costs include severance, relocation, hiring and recruiting expenses.

(iii) Other adjustments include management & board fees, transaction-related and other non-ordinary course legal fees, stock option expense, start-up costs, and other transaction-oriented, project-oriented, normalizing and non-operating income/expense items.

Reconciliation of CPH Net Income to Adjusted EBITDA (cont'd)

	Quarter Ending January 31,	
($000s)	**2018**	**2019**
Net Income	**$17,558**	**($26,205)**
Interest Expense, Net	5,087	7,236
Income Tax (Benefit) Expense	(13,544)	(6,957)
D&A	5,950	11,087
Reported EBITDA	**$15,051**	**($14,839)**
Loss on Debt Extinguishment	-	16,395
Transaction Expenses	8	14,167
Other (Income) Expense	(12)	(17)
Other adjustments[(i)]	1,324	1,442
Adjusted EBITDA	**$16,371**	**$17,148**

(i) Other adjustments include severance expenses, senior executive relocation costs, recruiting costs and non-cash expenses such as stock based compensation.

Reconciliation of Capital Net Income to Capital Adjusted EBITDA

	Fiscal Year Ending December 31,			Quarter Ending March 31,		LTM
($000s)	2016	2017	2018	2018	2019	Q1 2019
Net Income	**$13,551**	**$11,677**	**$14,247**	**$3,415**	**$4,184**	**$15,016**
Interest Expense	769	721	628	142	147	633
Interest Income	(34)	(20)	(39)	(7)	(13)	(45)
Misc. Income	-	-	(27)	-	-	(27)
D&A	8,434	9,548	10,943	2,558	2,887	11,272
Reported EBITDA	**$22,720**	**$21,927**	**$25,752**	**$6,108**	**$7,205**	**$26,848**
Adjustment for Normalized Level of Gain on Sale	(1,161)	(1,744)	(2,794)	(701)	(102)	(2,195)
Normalized Repairs and Maintenance Expense	(52)	299	(265)	(61)	(81)	(285)
Bad Debt Expense Reversal	-	-	(77)	-	-	(77)
Owner Compensation(i)	90	67	68	23	23	68
Accounting Fees	(34)	(25)	(63)	(6)	(16)	(73)
Other Adjustments(ii)	272	193	162	203	(55)	(95)
Capital Adjusted EBITDA	**$21,835**	**$20,718**	**$22,783**	**$5,566**	**$6,974**	**$24,190**

(i) Current Owner of Capital will not remain with the Company post-transaction. Existing management team will continue to run Capital post-transaction.
(ii) Other Adjustments include rent expense related to the Austin office (which will not be included in the transaction), removal of taxes from G&A, general bonus accrual, health insurance shift true-up and other non-recurring or one-off items.